Exhibit 10.1

TRUMP ENTERTAINMENT RESORTS, INC.

2005 INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD AGREEMENT

REFERENCE NO. 001

SECTION 1. GRANT OF RESTRICTED STOCK AWARD

Trump Entertainment Resorts, Inc. (the “Company”) hereby grants to                  (the “Grantee”), on the date hereof, 10,000 shares of common stock of the Company, par value $.001 per share, subject to the restrictions set forth in this Agreement (the “Restricted Stock”) and pursuant to the terms and conditions set forth in this Agreement and the Trump Entertainment Resorts, Inc. 2005 Incentive Award Plan (the “Plan”).

SECTION 2. RESTRICTIONS AND RISK OF FORFEITURE

During the applicable restricted period specified in Section 3 of this Agreement:

(a)	the Restricted Stock may not be sold, assigned, pledged or otherwise disposed of or encumbered, and any attempt to do so will be null and void; and

(b)	the Restricted Stock may be forfeited as provided in Section 4 of this Agreement.

SECTION 3. THE RESTRICTED PERIOD

The restricted period on the Restricted Stock will commence on the date hereof and will expire as follows:

(a)	with respect to 50% of the Restricted Stock, on November 1, 2005 and

(b)	with respect to the remaining Restricted Stock, on May 1, 2006.

SECTION 4. FORFEITURE OF RESTRICTED STOCK

Until the applicable restricted period specified in Section 3 of the Agreement has expired, the Restricted Stock will be forfeited if the Grantee’s service as a member of the Company’s Board of Directors terminates for any reason.

SECTION 5. SHAREHOLDER STATUS

During the applicable restricted period, Grantee [will/will not] have customary rights of a shareholder with respect to the Restricted Stock, including the rights to vote and to received dividends on the Restricted Stock, subject to the restrictions set forth herein and possible events of forfeiture.

SECTION 6. FORM OF SHARES

The Restricted Stock and shares with respect to which the restricted period has expired shall be held in book-entry form and recorded in the books of the Company (or as applicable, its transfer agent or stock plan administrator).

SECTION 7. GOVERNING LAW

This Agreement is governed by the laws of the State of Delaware.

TRUMP ENTERTAINMENT RESORTS, INC.

By:

Agreed and Accepted

Dated: